UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 16, 2021

INDAPTUS THERAPEUTICS, INC.

(formerly Intec Parent, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor
New York	10019
(Address of principal executive offices)	(Zip Code)

(347) 480 - 9760
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed interim financial statements of Decoy Biosystems, Inc., a Delaware corporation (“Decoy”), as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021 is attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

As previously disclosed in the Current Reports on Form 8-K filed by Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.), a Delaware corporation (the “Company”), on August 6, 2021 with the Securities and Exchange Commission, on August 3, 2021, the Company completed its business combination with Decoy following the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger, dated as of March 15, 2021 among the Company, Decoy, Intec Pharma Ltd., an Israeli company and wholly owned subsidiary of the Company, Domestication Merger Sub Ltd., an Israeli company and a wholly-owned subsidiary of the Company, and Dillon Merger Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub merged with and into Decoy, with Decoy surviving as a wholly owned subsidiary of the Company (the “Merger”).

The unaudited pro forma condensed combined balance sheet data as of June 30, 2021, giving effect to the Merger as if it took place on June 30, 2021, and the statements of operations for six-month period ended June 30, 2021, giving effect to the Merger as if it took place on January 1, 2021, is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited condensed interim financial statements of Decoy Biosystems, Inc. as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2021

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer